Supplement to Spinnaker Prospectus
                        Supplement dated August 30, 2004
                         to Prospectus dated May 1, 2004

Effective September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company and Safeco Securities, Inc. changed its name to Symetra Securities, Inc. Accordingly, all references to "Safeco Life Insurance Company" and "Safeco Securities, Inc." should be replaced with references to "Symetra Life Insurance Company" and "Symetra Securities, Inc." respectively. This name change may be subject to state regulatory approval, and your state may not have approved the name change as of September 1, 2004. See your contract or contact us for more information.

Our internet address has also changed. If you would like more information about the Spinnaker Variable Annuity Contract as well as other products and financial services offered by Symetra Life Insurance companies, you can reach us on the Internet at http://www.symetra.com.

The section titled SAFECO LIFE on Page 26  is replaced by the following:

SYMETRA LIFE

Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington law on January 23, 1957 under the name Safeco Life Insurance Company. On September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company. We provide individual and group life, accident and health insurance, and annuity products and are licensed to do business in the District of Columbia and all states except New York.

On or about August 2, 2004, Symetra Financial Corporation, (formerly Occum Acquisition Corp.) a holding company formed by a group of investors led by White Mountains Insurance Group, Ltd. and Berkshire Hathaway Inc., became the owner of Safeco Life. This change of ownership will have no effect on your rights as a contract owner.

The first paragraph of the section titled OWNER on Page 10 is replaced by the following:

The owner ("you") is as shown on the contract application, unless changed. You, as the owner, may exercise all ownership rights under the contract.

The section titled CHANGE OF OWNERSHIP on Page 10 is replaced by the following:

Assignment

You can assign the contract. This may result in current taxation and, if you are under age 59 1/2, a 10% tax penalty. Assignments are effective when we receive and acknowledge them. We are not liable for payments made prior to receipt of an effective assignment. We are not responsible for the validity of any assignments, tax consequences, or actions we may take based on an assignment later determined to be invalid.

If your contract is an Individual Retirement Annuity ("IRA") or otherwise tax-qualified, your ability to assign the contract may be limited.

On page 25 under the section titled OPTIONAL DEATH BENEFITS, the following paragraph is added to the end of the section:

Effects of Ownership Changes

Certain ownership changes may result in automatic termination of the optional death benefits. If the Contract is owned by one Owner, the following ownership changes will result in termination of the rider:

o    A change in ownership to another individual; or

o A change in ownership to a trust or other entity and the original Owner is not the sole Annuitant; or

o A second individual is added as an Owner and the new Owner is older than the original Owner.

If the Contract is owned by joint Owners, the rider will terminate if a change in ownership results in the oldest Owner no longer being an Owner.

                             Supplement to Spinnaker
                       Statement of Additional Information
                        Supplement dated August 30, 2004
                            to SAI dated May 1, 2004



Effective September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company and Safeco Securities, Inc. changed its name to Symetra Securities, Inc. Accordingly, all references to "Safeco Life Insurance Company" and "Safeco Securities, Inc." should be replaced with references to "Symetra Life Insurance Company" and "Symetra Securities, Inc." respectively.


The first paragraph of the section titled GENERAL INFORMATION on Page 1 is replaced by the following:

                               GENERAL INFORMATION

As of August 2, 2004, Safeco Life Insurance Company ("the Company", "we", and "us"), is a wholly owned subsidiary of Symetra Financial Corporation, (formerly Occum Acquisition Corp.) a holding company whose subsidiaries are engaged primarily in insurance and financial services businesses.